                                                                    Exhibit 10.4

                      AMENDED & RESTATED SECURITY AGREEMENT

         AMENDED & RESTATED SECURITY AGREEMENT, dated as of July 31, 2005 is made by and between Eastech Electronics (Taiwan), Inc., a Taiwanese corporation
(hereinafter referred to as "Creditor"), and Handheld Entertainment, Inc., a
California corporation (hereinafter referred to as "Borrower").

         WHEREAS, in consideration of the financial accommodations given or to be given or continued by Creditor, and as provided in that certain Accounts
Receivable Financing and Escrow Agreement, dated as of April 28, 2004, by and among Creditor, Borrower and the Escrow Agent named therein (the "Existing
Escrow Agreement") the parties hereto entered into that certain security agreement dated April 28, 2004 (the "Existing Security Agreement");

         WHEREAS, in consideration of certain additional financial
accommodations given or to be given or continued by Creditor the parties hereto are contemporaneously herewith amending and restating the Existing Escrow
Agreement (as so amended and restated and as the same may be further amended, restated, supplement or modified from time to time, the "Escrow Agreement") and desire to amend and restate the terms and conditions of the Existing Security
Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Conveyance of Security Interest. Borrower hereby pledges and grants to Creditor a security interest in the property described in paragraph 2 hereof
(hereinafter referred to as the "Collateral") to secure payment and performance of the obligations of Borrower under paragraph 3 hereof (hereinafter referred to as the "Indebtedness").

         2. Description of Collateral. The Collateral consists of all of
Borrower's right, title and interest, whether now existing or hereafter arising in:

            (a)  (i) ZVUE! Ver. 1.1 video players (the "Basic Players") and (ii)
                 ZVUE! Ver. 1.2 and ZVUE! Ver. 2.0 video players (collectively, the "Enhanced Players" and, collectively with the Basic Players and any other ZVUE! Video players of any version, the
                 "Players")

            (b)  (i) all accounts receivable whether resulting from sales or other dispositions of Players or any other transaction and whether or not payment of any such account receivable is
                 required to be made to the Escrow Account (as defined in the
                 Escrow Agreement) and (ii) without limiting the foregoing, all rights to payment for any Players sold, leased or otherwise disposed of by the Borrower (whether constituting accounts, chattel paper, instruments, general intangibles or otherwise), all evidences of such indebtedness and all guarantees, letters of credit and security interests guaranteeing, supporting or securing any of the foregoing (each of (i) and (ii) the
                 "Receivables");

            (c)  All accounts, chattel paper, copyrights, deposit accounts, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, investment property, letter of credit rights, securities (each of the foregoing terms having the meanings set forth in Division 9 of the California Uniform
                 Commercial Code), patents, trademarks (and the goodwill
                 associated with the foregoing)

            (d)  all proceeds of and contract rights relating to any and all of the property referred to above. For purposes of this Agreement the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

         3. Secured Obligations. The indebtedness consists of any and all debts, obligations and liabilities of Borrower to Creditor, now or hereafter existing, voluntary or involuntary, whether or not jointly owed with others, absolute or contingent, liquidated or unliquidated, including without limitation all future advances and all debts, obligations and liabilities provided for in this
Agreement.

         4. Representations & Warranties. Borrower represents and warrants that:
(i) Borrower is the owner of the Collateral and that no other person has any right, title, claim or interest (by way of lien, charge, security interest or otherwise) in, against or to the Collateral; (ii) Borrower's full legal name is
"Handheld Entertainment, Inc."; (iii) Borrower has been duly organized and is in good standing as a corporation under the laws of the State of California, is not and during the last five years has not been organized under the law of any other state or been known by any name other than that set forth on the signature line of this Agreement and its chief executive office is located and during the last five years has been located in the State of California; (iv) set forth on
Exhibit A hereto is a list of the name and address of all account debtors and other obligors for all Receivables in excess of $1,500 as of July 31, 2005, (v)
attached as Exhibit B hereto are true and correct copies of the articles of incorporation and by-laws of the Borrower and (vi) all patents, trademarks and copyrights in which Borrower now has any rights are listed on Exhibit C hereto.
Borrower will only dispose of Players by selling such Players to customers on terms consistent with its ordinary business practices. Without limiting
Borrower's additional obligations with respect to the Enhanced Players set forth in Section 6 of the Escrow Agreement, Borrower shall only sell Players to customers that it reasonably believes to be credit worthy. Borrower shall immediately notify Creditor in writing if any customer owing in excess of $1,500 to Borrower shall claim that any significant number of Players are defective or assert any defense to payment for the Players.

         5. Covenants & Agreements. Borrower covenants and agrees that (i) it will not change its name, location, jurisdiction of organization or corporate form or take any other action that could adversely affect the security interest of Creditor without giving Creditor 30 days' prior written notice thereof and taking such action as Creditor shall request in order to ensure that Creditor at all times has a first priority perfected security interest in the Collateral,
(ii) Borrower will not pledge or otherwise encumber the Collateral to any person or entity other than Creditor and shall not permit any UCC filings or filings in the U.S. patent and Trademark Office or U.S. Copyright Office to be made in favor of any person or entity other than the Creditor, and (iii)

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Borrower will provide an updated Exhibit A hereto on a bi-weekly basis such that
Exhibit A reflects the name and address of all account debtors and other obligors for all Receivables then outstanding in excess of $1,500 (for purposes of determining the $1,500 threshold, amounts owing by any obligor in respect of
Basic Players and Enhanced Players shall be aggregated). Exhibit A shall be divided into two parts, with Part 1 specifying the amount of any Receivables in respect of any Basic Players and Part 2 specifying the amount of any Receivables in respect of any Enhanced Players. Borrower will further promptly notify
Creditor if any Receivables in excess of $1,500 become delinquent for more than
90 days. Borrower shall also provide to creditor on a bi-weekly basis a list of all inventory of Players that have not been sold or otherwise disposed of by
Borrower. Borrower shall also provide monthly financial statements. The updates to Exhibit A, the notification of delinquent receivables, the list of current inventory and the monthly financial statement in each case shall be certified by an officer of the Borrower and delivered to Mr. Johnson Juang via e-mail
(johnson.juang@eastech.com) or to such other person and method of delivery as
Creditor shall specify in writing with a copy to the Escrow Agent under the
Escrow Agreement. It is understood and agreed that without limiting any of
Creditors other rights and remedies available hereunder, under the Escrow
Agreement, or under applicable law, should the Borrower fail to comply with its obligations under this Section 5, Creditor may suspend, stop or cancel delivery of any Players and reclaim any Players previously shipped or delivered.

         6. Default and Remedies. Borrower shall be deemed in default under this
Agreement upon the happening of any of the following events (each a "Default"):
(a) any default in the payment or performance of any obligation of Borrower contained herein, or in the payment or performance of the Indebtedness or any portion thereof in each case to the extent not cured within ten (10) days after written demand for payment or performance has been given by Creditor to
Borrower, or (b) termination of business, dissolution or insolvency of Borrower, the commission of any act of bankruptcy by Borrower, or the commencement of any bankruptcy, receivership or similar proceeding under bankruptcy or debtor's relief laws by or against Borrower or any guarantor or surety of Borrower. Upon the happening of any of the foregoing events, Creditor may, at its option, and without notice to or demand on Borrower, do any one or more of the following:
(a) declare the entire Indebtedness immediately due and payable and proceed to collect the same; (b) terminate any agreement for financial accommodation; (c)
foreclose or otherwise enforce Creditor's security interest in any manner permitted by law, or provided for in this Agreement; (d) sell or otherwise dispose of any Collateral at one or more public or private sales whether or not such Collateral is present at the place of sale, for cash or credit or future delivery at such place as Creditor may determine; (e) recover from Borrower all charges, costs and expenses, including reasonable attorneys' fees and expenses incurred or paid by Creditor in exercising any right, power or remedy provided by this Agreement or by law.

         7. Financing Statements and Further Assurances. Borrower hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as the Creditor may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Creditor herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection

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of the security interest in the Collateral granted to the Creditor herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired. Borrower further agrees that from time to time, at the expense of such Grantor, that it shall promptly authenticate, execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Creditor may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Creditor to exercise and enforce its rights and remedies hereunder with respect to any Collateral; provided, however, that notwithstanding the foregoing, the Creditor shall not make, and shall not require the Borrower to make, any filings in the U.S. Patent and
Trademark Office or the U.S. Copyright Office unless a Default shall have occurred and be continuing.

         8. Waiver. Borrower expressly waives any constitutional or other right to a judicial hearing prior to the time Creditor disposes of Collateral upon default as provided in paragraph 6 hereof.

         9. Discharge and Release of Collateral. Upon the Borrower obtaining additional equity investments in Borrower of at least $3,000,000 (Three Million
Dollars) and Borrower providing evidence of same to Creditor, Creditor shall forthwith release its security interest in all patents, trademarks and copyrights of the Borrower and shall file a UCC-3 releasing such collateral fro the coverage of any financing statement filed by Creditor. Such release shall not affect Creditor's security interest in any other Collateral which shall remain in full force and effect. In addition, Creditor shall deliver the
Collateral remaining in Creditor's hands forthwith upon payment in full of all obligations represented by the Indebtedness. Such delivery shall discharge
Creditor from any liability or responsibility for the Collateral delivered.

         10. Rights not Limited. The rights, powers and remedies of Creditor under this Agreement shall be in addition to all rights, powers and remedies given to Creditor by virtue of any statute or rule of law, or other agreement, shall be cumulative, and may be exercised successively or concurrently without impairing Creditor's security interest in the Collateral.

         11. Creditors Rights. Any forbearance or failure to delay by Creditor in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Creditor shall continue in full force and effect until such right, power or remedy is specifically waived by any instrument in writing executed by Creditor. Borrower waives any right to require
Creditor to proceed against any person or to exhaust any Collateral or to pursue any remedy in Creditor's power. Creditor shall not be required to make any presentment, demand or protest, or give any notice, and need not take any action to preserve rights against prior parties with respect to any Collateral or in connection with any part of the Indebtedness.

         12. Entire Agreement. This Agreement contains the entire security agreement between Creditor and Borrower.

         13. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California, and, where applicable, terms used herein shall

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have the meanings given them in the California Uniform Commercial Code except as otherwise defined herein.

         14. Notices. Any written notice, consent or other communication provided for in this Agreement shall be delivered or sent by U.S. mail, with postage prepaid, and if given to Creditor, addressed to Creditor at:

             Eastech Electronics (Taiwan) Inc.
             13 Fl, No. 99, SEC. 1, Nankan Road, Luchu Shiang
             Taoyuan Hsien, Taiwan, R.O. C.

and if given to Borrower, addressed to Borrower at:

             Handheld Entertainment, Inc.
             Attn: Jeff Oscandar, President
             90 New Montgomery Street, Suite 900
             San Francisco, CA 94104
             United States of America

unless, in either case another address is substituted by written notice.

         15. Section Captions. Section captions are solely for the convenience of the parties and shall be given no legal effect in the interpretation of provisions of this Agreement.

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         IN WITNESS WHEREOF, Borrower and Creditor have duly executed this
Security Agreement as of the date set forth below.

DATED:  July 31, 2005                  CREDITOR:
                                           Eastech Electronics (Taiwan) Inc.

                                       By: /s/ Tim Liou
                                           --------------------------------

DATED:  July 31, 2005                  BORROWER:
                                           Handheld Entertainment, Inc.

                                       By: /s/ Jeffrey Oscodar
                                           --------------------------------

                                           Attest:

                                           --------------------------------